Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE: )
)	Case No. 11-20140-11-rdb
ICOP DIGITAL, INC. )	Chapter 11
Debtor. )
)

ORDER AUTHORIZING AND APPROVING SALE OF ASSETS
BY DEBTOR TO NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,
PURSUANT TO TERMS OF ASSET PURCHASE AGREEMENT,
OUTSIDE THE ORDINARY COURSE OF BUSINESS,
FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS AND ENCUMBRANCES
(Related Docket No. 30)

ON THE 4th day of March, 2011, the Debtor’s Motion for this Court’s Order approving the sale of certain assets of the bankruptcy estate, free and clear of liens, claims, interests and encumbrances (“the Sale Motion”), pursuant to 11 U.S.C. § 105, § 363(b) and § 363(f) and Fed. R. Bankr. Proc. 6004, 9014 and 2002, was scheduled for hearing.  There being no objections to the Motion, the Court determined that a hearing was unnecessary and therefore, no hearing was conducted.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

Whereupon, the Court made the following findings:
1.   The findings and conclusions set forth herein constitute the Court’s findings of fact and conclusions of law pursuant to Rule 7052 of the Bankruptcy Rules, as made applicable to this proceeding pursuant to Rule 9014 of the Bankruptcy Rules.  To the extent any finding of fact shall later be determined to be a conclusion of law, it shall so be deemed and vice versa.
2.   This Court has jurisdiction to hear and determine the Sale Motion pursuant to 28 U.S.C. §§157 and 1334.
3.   Venue of this case in this district is proper pursuant to 28 U.S.C. §1408 and venue of this proceeding is proper pursuant to 28 U.S.C. §1409(a).
4.   Determination of the Sale Motion is a core proceeding under 28 U.S.C. §§ 157(b)(2)(A) and (M). The statutory predicates for the relief requested herein are §§ 105 and 363 of the Bankruptcy Code, and Rules 2002, 6004, 6006 and 9019 of the Bankruptcy Rules.
5.   On or about January 30, 2011, this Court signed, and on January 30, 2011, the Clerk of this Court entered, an Order Approving (I) Letter of Intent and Purchaser Protection Provisions, (II) Sale Procedure and Form of Notice, and (II) Certain Bid Protections (sic)(Docket No. 29)(“the Bidding Order”), related to the Sale of the Debtor’s Assets.  The Bidding Order remains in full force and effect.  The Letter of Intent was entered into by and  between the Debtor and a “to-be-formed entity” owned, in whole or in part, by Safety Vision, L.L.C.  The Purchaser (as hereinafter defined) is that “to-be-formed entity” and all rights under the Letter of Intent have been assigned to the Purchaser (as hereinafter defined).

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

6.   The Debtor has, in compliance with Bankruptcy Rules 2002, 6004, 6006 and 9014 and the notice procedures previously approved by this Court, provided appropriate and adequate notice of the Sale and the hearing to consider approval of the Sale.
7.   On February 25, 2011, the Debtor, pursuant to this Court’s directive, filed its Notice of Non-Receipt of Additional Qualified Bids (Docket No. 62), advising that no competing bids had been submitted within the time frame set by the Court.  Therefore, the outstanding high bid is that of New ICOP, L.L.C., a Texas limited liability company and an affiliate of Safety Vision, LLC and/or its designee (“the Purchaser”), in the sum of $800,000.00 cash (subject to adjustment as provided in the Asset Purchase Agreement (“the APA”), plus 50% of the actual net collections from the Accounts (as defined in the APA) sold to the Purchaser and outstanding as of the Closing if collected during the period ending one (1) year after Closing in accordance with the terms of the APA (as hereinafter defined)1.  This bid is not subject to a financing contingency and the Purchaser has indicated its desire to close within fifteen (15) days of entry of the final Order approving the sale of the Debtor’s Assets, as set forth in the Sale Motion.
8.   The Court determined that an auction would not be conducted as only one offer for the Assets2 had been received and such bid was made in good faith.

1 For example, 50% of the proceeds of the collection from any Account existing as of the Closing Date (and sold to Purchaser) shall be remitted by the Purchaser to the Debtor if such account is collected within (1) year of the Closing Date, and the other 50% shall be retained by Purchaser.  Notwithstanding the foregoing, 100% of the collection from any and all Accounts created after the Closing shall be the sole property of the Purchaser and the Debtor shall not have any claim or interest in same.

2 Unless otherwise specifically defined herein, all capitalized terms shall have the meaning ascribed to them in the Asset Purchase Agreement.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

9.   The Debtor has, in compliance with Bankruptcy Rules 2002, 6004, 6006 and 9014 and the notice procedures previously approved by this Court, provided appropriate and adequate notice of the auction sale and the hearing to consider approval of the sale.
10.   The conduct of the sale was appropriate, the offer made by the Purchaser was made in good faith and the Purchaser, being a Qualified Bidder and having tendered its initial $10,000.00 deposit, shall be approved as the Successful Bidder and shall purchase the Assets pursuant to the terms of the previously approved APA, a copy of which, with Schedules, is attached hereto as Exhibit A and made a part hereof for all purposes.
11.   Subject to the terms of the APA and as defined in the APA, the Assets consist primarily of inventory, goodwill, customer lists, patents, intellectual property, customer lists, copyrights, trademarks and accounts receivable (hereinafter collectively referred to as “the Assets”).  The Debtor also owns certain real property and a deposit account at Bank of Blue Valley which is specifically excluded from the Assets to be sold as is other Excluded Assets set forth in the APA.
12.   The sale of the Assets is approved pursuant to 11 U.S.C. § 363(f) and shall be free and clear of all liens, encumbrances, claims and interests.  The liens and security interests of any creditor holding a lien on Assets shall either be satisfied at Closing as provided in the APA or attach to the proceeds to the same extent, validity and priority as existed in the assets prior to the sale.  At Closing the Assets shall be transferred and conveyed to the Purchaser.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

13.   The following expenses and claims shall be paid at Closing from the sale proceeds, as may be adjusted pursuant to the APA:
a.   The personal property taxes owed to Johnson County, Kansas, for calendar years 2010 and 2011, in the respective amounts of $2,870.62 and $2,843.90, for an aggregate obligation of $5,714.52.  The obligation for the amount due for the 2011 personal property taxes shall be, in accordance with the APA, pro-rated as of Closing between the Debtor and the Purchaser;
b.   Unless credited against the Purchase Price, any and all sums advanced by or owing to Safety Vision, LLC, under the DIP Credit Agreement;
c.   Statutory fees due or to be due the United States Trustee in the amount of $4,875.00, calculated pursuant to 28 U.S.C. § 1930 as if the entire cash payment due under the APA were disbursed upon receipt, which shall not be the case.  Therefore, the sums paid the United States Trustee shall result in a credit against the statutory fees due in subsequent quarters;
d.   The net sale proceeds shall be distributed pursuant to a Plan of Liquidation or further Order of this Court.
14.   The Debtor is a good faith seller and the Purchaser is a good faith purchaser within the meaning of 11 U.S.C. § 363(m) and the Debtor and the Purchaser are entitled to the protections of § 363(m).  The APA is a product of substantial and good faith efforts and negotiations conducted at arm’s length and without collusion.  The Purchaser is not an insider, as that term is defined by 11 U.S.C. § 101(31), and no party has engaged in any conduct that would cause or permit the APA or the transactions thereunder (including the sale of the Assets to the Purchaser) to be voided under § 363(n) of the Bankruptcy Code.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

15.   Upon the issuance of this Sale Order, the Debtor shall have (i) full corporate power and authority, and is directed forthwith, to execute and deliver the APA and all other documents contemplated thereby; (ii) the Debtor has all corporate power and authority necessary to consummate the Sale contemplated by the Bidding Order, the APA, and the Sale Motion; and (iii) no consents, approvals or further orders are required for the Debtor to consummate the Sale contemplated by the APA, and the Sale Motion.
16.   Approval of the APA and the Sale Motion at this time is in the best interest of the Debtor, its creditors and its estate.
17.   Upon identification by the Purchaser, by separate Motion, the Debtor shall seek to assume certain Designated Acquired Contracts and assign such contracts to the Purchaser pursuant to the terms of the APA.  The assignment of any such contracts is an integral part of the transaction contemplated by this Sale Order.
18.   The Purchase Price set forth in the APA is fair and reasonable and constitutes fair consideration and reasonably equivalent value under the Bankruptcy Code and applicable state law.
19.   All requirements of 11 U.S.C. §§ 363(b) and (f) and any other applicable law relating to the sale of the Assets contemplated by the APA have been satisfied.  The transfer of the Assets (a) are or will be legal, valid and effective transfers of the subject property, and (b) vest or will vest the Purchaser with all right, title and interest of the Debtor in and to the property free and clear of all liens, claims and interests pursuant to §§ 363(b) and (f).

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

20.   All of the provisions of this Sale Order are non-severable and mutually dependent.
21.   Cause has been show for granting the relief requested in the Sale Motion.
22.   There have been no objections raised or pleadings filed in opposition to the Sale Motion.
IT IS THEREFORE ORDERED, ADJUDGED AND DECREED that:
1.   The Purchaser is hereby approved as the Successful Bidder and shall purchase the Assets of ICOP Digital, Inc. pursuant to the terms of the APA, a copy of which, with Exhibits and Schedules, has been filed as a separate support document (Docket No. 71) and which is made a part hereof for all purposes.
2.   The Debtor is authorized to sell the Assets to the Purchaser pursuant to the terms of the APA, and the terms of the APA are hereby approved in all respects and binding on the Debtor and the Purchaser.  The Debtor and the Purchaser shall execute and deliver the APA and close the transaction on or before the Closing Date, or upon a date and time mutually agreeable to the parties as evidenced by further written agreement.
3.   Subject to the terms of the APA and as defined in the APA, the Assets shall include inventory, goodwill, customer lists, patents, copyrights, trademarks and accounts receivable.  The Debtor also owns certain real property and a deposit account at Bank of Blue Valley which is specifically excluded from the Assets to be sold as are other Excluded Assets set forth in the APA.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

4.   The sale of the Assets to the Purchaser is approved pursuant to 11 U.S.C. § 363(f) and is free and clear of all liens, encumbrances, claims and interests, which liens, encumbrances, claims and interests (“the Encumbrances”) shall attach to the proceeds to the same extent, validity and priority as existed in the assets prior to the Sale.
5.   On the Closing Date all right, title and interest in and to the Assets shall be immediately vested in the Purchaser or its designee pursuant to 11 U.S.C. §§ 363(b) and (f) free and clear of the Encumbrances, whether arising prior to or subsequent to the filing of the Chapter 11 Petition, whether imposed by agreement, understanding, law, equity or otherwise, except as specifically provided in the APA.
6.   Payment of the costs of the Sale and claims set forth in paragraph 13 above shall occur at Closing with the net sale proceeds to be distributed through a Plan of Liquidation or further Order of the Court.  All obligations under the DIP Credit Facility provided by Safety Vision, L.L.C. pursuant to Orders of this Court shall be paid in full at closing from the proceeds of the sale, or, for convenience, may be a credit to the Purchase Price.
7.   All amounts to be paid by the Debtor pursuant to the APA, including without limitation, any adjustment to the Purchase Price pursuant to the terms of the APA, shall be payable immediately (or shall be a credit to the Purchase Price) if and when such Debtor’s obligations arise, without further order of the Court, at Closing or as soon thereafter as is practicable, as an administrative expense of the Debtor’s Chapter 11 case pursuant to §§ 503 and 507 of the Bankruptcy Code.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

8.   Upon identification by the Purchaser, the Debtor shall file a motion to assume the designated Acquired Contracts and the cure costs related to same shall be established at the amount shown in such motion.  The Debtor shall assign each designated Acquired Contract to the Purchaser under § 365 of the Bankruptcy Code at Closing or as soon thereafter as is practicable; provided, however, the Purchaser may designate additional contracts for assumption and assignment and may request the Debtor to file a motion to assume and assign such contracts; provided, further, however, if the Purchaser does not accept the cure cost associated with respect to such designated contract, the Purchaser may direct the Debtor to reject such contract and not assign it to the Purchaser.
9.   This Order shall constitute all approvals and consents, if any, required by applicable business corporation, trust or other laws of applicable governmental units with respect to implementation and consummation of the APA and this Order and the transactions contemplated thereby and shall further constitute all approvals and consents necessary to transfer the Purchased Assets and to assign or convey the Purchased Assets.
10.         The Debtor is authorized to execute and take all actions necessary to effectuate the transaction and sale of the Assets to Purchaser, including, without limitation, all closing documents and any modifications to the APA, and no further Board of Director or shareholder action is required to effectuate the Transaction and sale of the Assets to the Purchaser.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

11.   All persons and entities holding liens or claims of any kind or nature against the Debtor or with respect to the Assets are hereby barred and enjoined from asserting such Liens or Claims against the Purchaser, its successors or assigns, or the Assets.
12.   On the Closing Date the Debtor’s creditors are authorized and directed to execute such documents and to take all other actions as may be necessary to release the Encumbrances in and against the property.  Each such person or entity is hereby barred from asserting any claims on such liens or other interests against the Purchaser, its successors and assigns.
13.   This Order (a) is, and shall be effective as a determination that, on the Closing date, all of the Encumbrances existing prior to the Closing Date have been unconditionally released, discharged, canceled and terminated and (b) is and shall be binding upon and shall govern the acts of all entities, including without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, administrative agencies, governmental departments, secretaries of state, federal, state and local officials and other persons and entities who may be required by operation of law, the duties of their office or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in and to the property.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

14.   The transfer of the Assets pursuant to the APA shall not be subject to any bulk sale law of any state or any similar law, or be taxed under any law imposing ,a sales tax, use tax, transfer tax, bulk sales tax, stamp, tax, mortgage registration tax or similar tax.
15.   Nothing contained in any Plan of Reorganization or Liquidation filed in this case or an Order of Confirmation confirming any such Plan shall conflict with or derogate from the provisions of the APA or the terms of this Order.
16.   This Court retains jurisdiction through the closing of this Chapter 11 case to interpret and enforce the provisions of the APA and any related agreement and this Order in all respects.
17.   Upon the Closing Date, the Purchaser shall not be deemed to (1) be the successor of the Debtor; (2) have, defacto or otherwise, merged with or into the Debtor, or (3) be the mere continuation or a substantial continuation of the Debtor or the enterprise of the Debtor.
18.   Except to the extent otherwise expressly provided in the APA and this Sale Order, on the Closing Date, the Purchaser shall not assume, nor shall the Purchaser be deemed to have assumed, any liability or obligation of the Debtor of any kind, character or description whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, warranty, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of the holder of the liability or obligation.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

19.   The Debtor and the Purchaser shall each pay their own fees and  expenses to professionals, advisors and agents as set forth in the APA; provided, however, in certain cases, the Reimbursable Expenses and Termination Fee may be owing by Debtor to Purchaser pursuant to the terms of the APA if the transaction does not close as a result of default by the Debtor.
20.   This Order is binding upon and inures to the benefit of any successors or assigns of the Debtor or the Purchaser, including any trustee appointed in this case or any subsequent case of the Debtor under Chapter 7 of the Bankruptcy Code.  This Order shall survive dismissal of the Debtor’s bankruptcy case and shall be binding upon and enforceable against, and not subject to rejection or avoidance by, the Debtor or any agent of the Debtor, or the Debtor’s creditors or any Trustee appointed in this case or any subsequent case.
21.   The failure specifically to include any particular provisions of the Asset Purchase Agreement, or any of the documents, agreements or instruments executed in connection therewith in this Sale Order shall not diminish or impair the efficacy of such provision, document, agreement or instrument, it being the intent of the Court that the Asset Purchase Agreement and each such document, agreement or instrument be authorized and approved in its entirety.
22.   The APA and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment, or supplement is not material.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

23.   On or after the Closing, the Debtor is hereby authorized to change its name to “Digital Systems, Inc.” (or other acceptable name provided such name does not use the word “ICOP”) and the caption of this case shall be modified to reflect the new name for the Debtor and shall delete any reference to the name “ICOP”, although the Debtor’s stock symbol may remain ICOP.
24.   Notwithstanding Bankruptcy Rule 7062, this Order shall be effective and enforceable immediately upon entry.  The Court also hereby waives the fourteen (14) day stay set forth in Bankruptcy Rule 6004(h) and 6006(d) in order that the transactions described herein may be closed prior to the expiration of such fourteen (14) day period.
IT IS SO ORDERED.
# # #
Submitted by:

Evans & Mullinix, P.A.

/s/ Joanne B. Stutz
Joanne B. Stutz, Ks #12365; Mo #30820
7225 Renner Road, Suite 200
Shawnee, KS  66217
(913) 962-8700; (913) 962-8701 (Fax)
jbs@evans-mullinix.com
Attorneys For The Debtor

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  ICOP Digital, Inc.
Case No.: 11-20140-11-rdb
ORDER AUTHORIZING AND APPROVING SALE OF ASSETS BY DEBTOR TO
NEW ICOP, L.L.C., AN AFFILIATE OF SAFETY VISION, LLC,  PURSUANT TO
TERMS OF ASSET PURCHASE AGREEMENT, OUTSIDE THE ORDINARY
COURSE OF BUSINESS, FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES

Approved by:

RICHARD A. WIELAND
United States Trustee

BY: /s/ Jay D. Befort	/s/ Lisa R. Wetzler
JAY D. BEFORT	Lisa R. Wetzler KS #14173
Attorney, #15146	Asst. County Counselor
301 North Main, Suite 1150	Johnson County Legal Dept.
Wichita, KS 67202	111 S. Cherry, Suite 3200
316-269-6179; 316-269-6182 (Fax)	Olathe, KS 66061
Jay.befort@usdoj.gov	Lisa.wetzler@jocogov.org
Telephone: (913) 715-1900
Beirne Maynard & Parsons, LLP	Fax: (913) 715-1873
Attorney For Board Of County
Commissioners, Johnson County, Ks
Trent L. Rosenthal
Texas State Bar No. 17282300
1300 Post Oak Blvd., Suite 2500
Houston, TX 77056
(713) 623-0887; (713) 960-1527 (Fax)
trosenthal@pmpllp.com

and

Lewis, Rice & Fingersh, L.C.

/s/ Scott A. Wissel
Scott A. Wissel, KS #18589
1010 Walnut Street, Suite 500
Kansas City, MO 64106
(816) 421-2500; (816) 472-2500 (Fax)
sawissel@lrf-kc.com
Attorneys for Safety Vision, LLC